Income Taxes	12 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes

Due to the Company’s previous losses from domestic operations, the Company had no provision for U.S. income taxes during the years ended June 30, 2016 and 2015. All net loss carryforwards for both China locations are now exhausted and a provision for taxes due in China of approximately $199,000 and $2,000 has been recorded for the years ending June 30, 2016 and 2015, respectively. The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are as follows at June 30:

	2016	2015
Deferred tax assets:

Net operating loss and credit carryforwards	$32,440,000	$33,279,000
Intangible assets	—	6,000
Stock-based compensation	813,000	—
Capital loss and R&D credits	1,517,000	1,500,000
Research development expenses	576,000	657,000
Inventory	177,000	135,000
Accrued expenses and other	492,000	306,000

Gross deferred tax assets	36,015,000	35,883,000
Valuation allowance for deferred tax assets	(35,971,000)	(35,789,000)

Total deferred tax assets	44,000	94,000
Deferred tax liabilities:
Depreciation and other	(44,000)	(94,000)
Total deferred tax liabilities	(44,000)	(94,000)
Net deferred tax liability	$—	$—

The reconciliation of income tax attributable to operations computed at the United States federal statutory tax rates and the actual tax provision of zero results primarily from the change in the valuation allowance.

In assessing the potential future recognition of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. In order to fully realize the deferred tax asset, the Company will need to generate future taxable income of approximately $86.2 million prior to the expiration of net operating loss carry-forwards from 2019 through 2035. Based on the level of historical taxable income, management has provided for a valuation adjustment against the deferred tax assets of $35,971,000 at June 30, 2016, a decrease of approximately $182,000 over June 30, 2015.

At June 30, 2016, in addition to net operating loss carry forwards, the Company also has research and development credit carry forwards of approximately $1,500,000, of which $38,505 will expire in fiscal 2019 and the remainder will expiration from 2020 through 2036. A portion of the net operating loss carry forwards may be subject to certain limitations of the Internal Revenue Code Sections 382 and 383 which would restrict the annual utilization in future periods due principally to changes in ownership in prior periods.

The Company utilized all net operating loss carry forwards in China during fiscal 2016. We are now accruing income taxes in China. The Company’s Chinese subsidiaries are governed by the Income Tax Law of the People’s Republic of China concerning the privately run and foreign invested enterprises, which are generally subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments. No deferred tax provision has been recorded for China as the effect is deemed de minimis.